UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Scientific Games Corporation

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063

(Commission File Number)

750 Lexington Avenue, New York, New York 10022

(Address of registrant’s principal executive office)

(212) 754-2233

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events .

On January 31, 2013, Scientific Games Corporation (“Scientific Games”) and WMS Industries Inc. (“WMS”) issued a joint press release announcing that they had entered into a definitive agreement pursuant to which Scientific Games has agreed to acquire WMS.  In addition, Scientific Games will hold a conference call and simultaneous presentation to investors at 8:00 a.m. EST to discuss the transaction. The joint press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description

Exhibit 99.1	Joint Press Release issued by Scientific Games Corporation and WMS Industries, Inc. dated January 31, 2013

Exhibit 99.2	Investor Presentation, dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Scientific Games Corporation

Date: January 31, 2013	By:	/s/ Jack B. Sarno
		Name:	Jack B. Sarno
		Title:	Vice President, Worldwide Legal Affairs and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release of Scientific Games Corporation and WMS Industries Inc., dated January 31, 2013.

99.2	Investor Presentation, dated January 31, 2013.